J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan Prime Money Market Fund

(IM Shares)

JPMORGAN TRUST II

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(IM Shares)

JPMORGAN TRUST IV

JPMorgan Institutional Tax Free Money Market Fund

(IM Shares)

Supplement dated August 15, 2019

to the Summary Prospectuses, Prospectus and

Statement of Additional Information dated July 1, 2019, as supplemented

Effective immediately, the first paragraph under the “Risk/Return Summary — Purchase and Sale of Fund Shares” section of each Summary Prospectus and Prospectus, the fourth paragraph under the “How Your Account Works — Buying Fund Shares” section of the Prospectus and footnote number 5 under the “General — Share Classes” section of the Statement of Additional Information are deleted in their entirety and replaced with the following:

IM Shares are offered only to (1) investment companies, including the J.P. Morgan Funds, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (each a “Registered Investment Company”) and/or funds that are exempt from registration as an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, “funds”), including funds that are wholly-owned by one or more Registered Investment Companies; and (2) corporate trustees.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MMIM-0819